EXHIBIT 99.1

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of UnumProvident Corporation, a Delaware corporation (the “Company”), does hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003

/s/    THOMAS R. WATJEN

Thomas R. Watjen

President and Chief Executive Officer

UnumProvident Corporation

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

“A signed original of this written statement required by Section 906 has been provided to UnumProvident Corporation and will be retained by UnumProvident Corporation and furnished to the Securities and Exchange Commission or its staff upon request.”

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of UnumProvident Corporation, a Delaware corporation (the “Company”), does hereby certify that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003

/s/ ROBERT C. GREVING

Robert C. Greving

Senior Vice President and

Chief Financial Officer

UnumProvident Corporation

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.

“A signed original of this written statement required by Section 906 has been provided to UnumProvident Corporation and will be retained by UnumProvident Corporation and furnished to the Securities and Exchange Commission or its staff upon request.”